NATURAL HEALTH TRENDS CORP.

                              LIST OF SUBSIDIARIES


==========================================================================================================================
                                                                                     Percentage of Stock owned by
Name of Subsidiary                    Jurisdiction of Incorporation                   Natural Health Trends Corp.
--------------------------------------------------------------------------------------------------------------------------
F.I.M.T.E. Supply, Inc.               Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
Health Wellness
Nationwide Corp.                      Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
The Corporate Body, Inc.              Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
Medical Service
Consultants, Inc.                     Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
Diagnostic Sciences Inc.              Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
Managenet, Inc.                       Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
KBM Consultants                       Florida                                                    100%
--------------------------------------------------------------------------------------------------------------------------
GHA Holdings, Inc.                    Delaware                                                   100%
==========================================================================================================================


39421.1
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